BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

                                  JUNE 21, 2005

                            SUPPLEMENT TO PROSPECTUS

                               DATED JUNE 24, 2004

         THE FUND'S PROSPECTUS FOR BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC (THE "FUND") DATED JUNE 24, 2004, AS SUPPLEMENTED ON FEBRUARY 22, 2005, IS REVISED AS FOLLOWS, AND ANY STATEMENT CONTAINED IN THE PROSPECTUS IS AMENDED, MODIFIED AND SUPERSEDED FOR ALL PURPOSES TO THE EXTENT THAT A STATEMENT CONTAINED IN THIS SUPPLEMENT AMENDS, MODIFIES OR SUPERSEDES IT. THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED FEBRUARY 22, 2005.

         At a Special Meeting of Investors of the Fund held on June 13, 2005, Investors approved a new Investment Advisory Agreement between the Fund and Banc of America Investment Advisors, Inc. ("BAIA"), formerly known as Liberty Asset Management Company. As a result, effective June 13, 2005, BAIA, a Delaware corporation and registered investment adviser, replaced Banc of America Capital Management, LLC ("BACAP") as the Fund's investment adviser. The investment adviser change was proposed to Investors in connection with organizational realignments of entities supporting Bank of America's investment management business. BAIA and BACAP are both indirect, wholly-owned subsidiaries of Bank of America Corporation.

         All references to "Banc of America Capital Management, LLC" and "BACAP" are deemed to be references to Banc of America Investment Advisors, Inc.

         THE   FIRST    PARAGRAPH    OF   THE   SECTION    TITLED    "PROSPECTUS
SUMMARY-INVESTMENT ADVISORY ARRANGEMENTS" ON PAGE 9 OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

         "BAIA is a Delaware corporation that is registered as an investment adviser under the Advisers Act. Pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program."

         THE FIRST PARAGRAPH OF THE SECTION TITLED "MANAGEMENT OF THE FUND-THE ADVISER" ON PAGE 43 OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE
FOLLOWING:

         "BAIA serves as the Adviser of the Fund pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser shall, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) take such further actions with respect to the foregoing as the Adviser shall deem necessary or advisable. In performing its duties under the Advisory Agreement, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors of the Fund as may be required to comply with applicable provisions of the 1940 Act. The Adviser is not required to, but may, hold Interests in the Fund. BAIA, formerly known as Liberty Asset Management Company, is a Delaware corporation with principal offices at 100 Federal Street, Boston, MA 02110, and registered as an "investment adviser" under the Advisers Act. BAIA is a wholly-owned subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation."

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         THE SECOND PARAGRAPH OF THE SECTION TITLED  "MANAGEMENT OF THE FUND-THE
ADVISER"  ON  PAGE  44 OF THE  PROSPECTUS  IS  DELETED  AND  REPLACED  WITH  THE
FOLLOWING:

         "The Board of Managers unanimously approved the Advisory Agreement at a meeting called for this purpose on March 28, 2005. At a Special Meeting of Investors of the Fund held on June 13, 2005, Investors approved the Advisory Agreement. As a result, effective June 13, 2005, BAIA replaced Banc of America Capital Management, LLC ("BACAP") as the Fund's investment adviser. The Advisory Agreement was approved for an initial term ending on October 31, 2006, and it may be renewed thereafter for successive one-year terms, in accordance with the 1940 Act. The investment adviser change was proposed to Investors in connection with organizational realignments of entities supporting Bank of America's investment management business. BAIA and BACAP are both indirect, wholly-owned subsidiaries of Bank of America Corporation."

         THE SECTIONS TITLED "MANAGEMENT OF THE FUND-THE ADVISER-SETTLEMENTS IN PRINCIPLE WITH REGULATORS" and "--BANK OF AMERICA CORPORATION ACQUISITION OF FLEET" BEGINNING ON PAGES 44-45 OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING PARAGRAPHS:

"SETTLEMENT IN PRINCIPLE WITH REGULATORS

         On March 15, 2004, Bank of America Corporation reached agreements in principle with the NYAG and the SEC over matters related to late trading and market timing of mutual funds. To settle these matters, on February 9, 2005, the Distributor and Banc of America Capital Management, LLC and Banc of America Securities, LLC, affiliates of the Distributor and of the Adviser, entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC. These settlements contain substantially the same terms and conditions outlined in the agreements in principle.

BANK OF AMERICA CORPORATION ACQUISITION OF FLEET

         On April 1, 2004, Bank of America Corporation acquired Fleet Boston Financial Corporation ("Fleet"). As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In March 2004, Fleet reached agreements in principle with the NYAG and the SEC relating to these matters. To settle these matters, on February 9, 2005, CMA and CFDI entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC, each of which contains substantially the same terms and conditions outlined in the agreements in principle.

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         The  settlements  with the SEC are  available  on the SEC's  website at
HTTP://WWW.SEC.GOV. The settlements with the NYAG are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005."


PLEASE READ THIS SUPPLEMENT IN CONJUNCTION WITH THE PROSPECTUS, AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.